UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 15, 2004

CIRCUIT CITY CREDIT CARD MASTER TRUST

(Exact name of registrant as specified in its charter)

Laws of the United States	33-99362	51-0269396
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

201 North Walnut Street, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

302/594-4000
Registrant’s telephone number, including area code

N/A

(Former name, former address and former fiscal year, if changed since last report)

Item 5.	Other Events.

The Certificateholders Statement for the month of June 2004 was distributed to the Series 2002-1 Certificateholders on July 15, 2004.

The Certificateholders Statement for the month of June 2004 was distributed to the Series 2003-2 Certificateholders on July 15, 2004.

Item 7(c).	Exhibits.

The following is filed as an exhibit to this report under Exhibit 99:

99.1	Excess Spread Analysis

99.2	Series 2002-1 Certificateholders Statement for the month of June 2004.

99.3	Series 2003-2 Certificateholders Statement for the month of June 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIRCUIT CITY CREDIT CARD MASTER TRUST

BANK ONE, DELAWARE, NATIONAL ASSOCIATION
As Servicer

By:	/s/ Diane Ruth
Name: Diane Ruth
Title: Vice President

Date: July 15, 2004

CIRCUIT CITY CREDIT CARD MASTER TRUST

INDEX TO EXHIBITS

Exhibit Number	Exhibit

99.1	Excess Spread Analysis

99.2	Series 2002-1 Certificateholders Statement for the month of June 2004.

99.3	Series 2003-2 Certificateholders Statement for the month of June 2004.